INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES    Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS April 30, 1998

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of InterCapital Insured California Municipal Securities (ICS) for the period ended April 30, 1998.

Since last fall domestic economic growth has been tempered by the deflationary impact of the Asian financial crisis. U.S. employment conditions strengthened and the unemployment rate declined to its lowest level since 1970. Inflation remained subdued despite the robust economy. In part this was the result of productivity gains and the lower costs of oil and other imports. Foreign currency turmoil strengthened the value of the U.S. dollar and created demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries and yields declined to levels last seen 20 years ago. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

MUNICIPAL MARKET CONDITIONS

Long-term insured index yields ended April 1998 at 5.35 percent after reaching a low of 5.15 percent in December and January. Over the past

                            BOND YIELDS 1994-1998

                                                      Insured Municipal
               30-Year            30-Year U.S.          Revenue Yields
          Insured Municipal        Treasury          as a Percentage of U.S.
               Yields               Yields              Treasury Yields

Dec '93         5.4                  6.34                   85.17%
                5.4                  6.24                   86.54%
                5.8                  6.66                   87.09%
                6.4                  7.09                   90.27%
                6.35                 7.32                   86.75%
                6.25                 7.43                   84.12%
Jun '94         6.5                  7.61                   85.41%
                6.25                 7.39                   84.57%
                6.3                  7.45                   84.56%
                6.55                 7.81                   83.87%
                6.75                 7.96                   84.80%
                7                    8                      87.50%
Dec '94         6.75                 7.88                   85.66%
                6.4                  7.7                    83.12%
                6.15                 7.44                   82.66%
                6.15                 7.43                   82.77%
                6.2                  7.34                   84.47%
                5.8                  6.66                   87.09%
Jun '95         6.1                  6.62                   92.15%
                6.1                  6.86                   88.92%
                6                    6.66                   90.08%
                5.95                 6.48                   91.82%
                5.75                 6.33                   90.84%
                5.5                  6.14                   89.56%
Dec '95         5.35                 5.94                   90.07%
                5.4                  6.03                   89.55%
                5.8                  6.46                   86.69%
                5.85                 6.66                   87.84%
                5.95                 6.89                   86.36%
                6.05                 6.99                   86.55%
Jun '96         5.9                  6.89                   85.63%
                5.85                 6.97                   83.93%
                5.9                  7.11                   82.98%
                5.7                  6.93                   82.25%
                5.65                 6.64                   85.09%
                5.5                  6.35                   86.61%
Dec '96         5.6                  6.63                   84.46%
                5.7                  6.79                   83.95%
                5.65                 6.8                    83.08%
                5.9                  7.1                    83.10%
                5.75                 6.94                   82.85%
                5.65                 6.91                   81.77%
Jun '97         5.6                  6.78                   82.60%
                5.3                  6.3                    84.00%
                5.5                  6.61                   83.00%
                5.4                  6.4                    84.40%
                5.35                 6.15                   86.90%
                5.3                  6.05                   87.60%
Dec '97         5.15                 5.92                   86.90%
Jan '98         5.15                 5.8                    88.80%
Feb.'98         5.2                  5.92                   87.80%
Mar '98         5.25                 5.93                   88.50%
Apr '98         5.35                 5.95                   89.90%

Source: Municipal Market Data

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

12 months the insured index yield has declined from 5.75 percent. The yield on one-year notes was 3.75 percent at the end of April 1998. Thus, the yield pickup for extending maturities from 1 to 30 years was 160 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast the federal deficit has shrunk and the U.S. Treasury's borrowing needs have declined. Under these conditions, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from 87 percent in October to almost 90 percent in April. A year ago the ratio was a relatively rich 83 percent. A rising ratio means that municipals have underperformed Treasuries but have become relatively more attractive.

Total municipal volume increased 20 percent in 1997. New-issue supply totaled $220 billion last year, with half the underwritings enhanced with bond insurance. Overall, refundings represented one-quarter of total new issues. California new-issue underwriting represented 13 percent of national volume. For the year-to-date, municipal underwriting is up 60 percent with refunding issues comprising nearly one-third of the total.

PERFORMANCE

During the six-month period ended April 30, 1998, the Trust's net asset value
(NAV) increased from $15.50 to $15.53. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.39 per share, the Trust's total NAV return was 2.83 percent. ICS's price on the New York Stock Exchange increased from $14.375 to $14.625 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 4.42 percent. On April 30, 1998, ICS was trading at a 5.83 percent discount to NAV. This means that the market price of the common stock was lower than the NAV.

Monthly dividends for the second quarter of 1998 were declared in March and remained unchanged at $0.065 per share. The level of undistributed net investment income decreased from $0.085 to $0.078 per share over the past six months.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

LARGEST SECTORS as of April 30, 1998
(% of Net Assets)

TAX ALLOCATION            25%
HOSPITAL                  15%
ALL OTHERS                14%
REFUNDED                  12%
WATER & SEWER              9%
GENERAL OBLIGATION         9%
MORTGAGE                   8%
TRANSPORTATION             8%

Portfolio structure is subject to change.


CREDIT ENHANCEMENTS as of April 30, 1998
(% of Total Long-Term Portfolio)

MBIA             39%
AMBAC            32%
FSA              13%
FGIC             13%
CONNIE LEE        3%

Portfolio structure is subject to change.

CALL STRUCTURE as of April 30, 1998
(% of Total Long-Term Portfolio)                    WEIGHTED AVERAGE
Percent Callable                                CALL PROTECTION: 6 YEARS

   YEARS BONDS CALLABLE
1999                     0%
2000                     0%
2001                     0%
2002                    12%
2003                    42%
2004                    40%
2005                     3%
2006                     0%
2007                     0%
2008                     3%
2009+                    0%

Portfolio structure is subject to change.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES six-month period ended April 30, 1998, the Fund purchased and retired 2,000 shares of common stock at a weighted average market discount of 5.09 percent.

PORTFOLIO STRUCTURE

ICS remained fully invested in long-term municipal bonds during the period. Investments were diversified among 12 long-term sectors and 26 credits. The Trust's weighted average maturity and call protection were 21 and 6 years, respectively. To assure timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds it is possible that the Federal Reserve Board may begin to tighten monetary policy if capacity and labor constraints cause cost pressures to mount.

We appreciate your ongoing support of InterCapital Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.0%)
            General Obligation (9.1%)
 $ 3,000    California, Various Purpose 03/01/94 (FSA)..................  5.50 %   03/01/20    $ 3,030,180
   3,000    Mouton-Niguel Water District, 1993 Refg (MBIA)..............  5.00     09/01/19      2,889,300
 -------                                                                                       -----------
   6,000                                                                                         5,919,480
 -------                                                                                       -----------

            Educational Facilities Revenue (2.5%)
   1,500    California Educational Facilities Authority, National
 -------     University Ser 1994 (Connie Lee)...........................  6.20     05/01/21      1,623,600
                                                                                               -----------
            Electric Revenue (1.6%)
   1,000    Anaheim Public Financing Authority, San Juan 2nd Ser
 -------     (FGIC).....................................................  5.75     10/01/22      1,029,230
                                                                                               -----------
            Hospital Revenue (15.3%)
   2,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................  5.125    05/15/20      1,932,060
   3,000    California Health Facilities Financing Authority, Catholic
             Healthcare West Ser 1994 B (AMBAC).........................  5.00     07/01/21      2,842,200
   3,000    California Statewide Communities Development Authority,
             Sharp Health Care COPs (MBIA)..............................  6.00     08/15/24      3,165,930
   2,000    San Mateo County Joint Powers Financing Authority, San Mateo
             County Health Center 1994 Ser A (FSA)......................  5.75     07/15/22      2,065,820
 -------                                                                                       -----------
  10,000                                                                                        10,006,010
 -------                                                                                       -----------

            Mortgage Revenue - Multi-Family (4.9%)
   3,000    Los Angeles Community Redevelopment Agency, 1994 Ser A
 -------     (AMBAC)....................................................  6.45     07/01/17      3,177,150
                                                                                               -----------

            Mortgage Revenue - Single Family (3.1%)
   1,950    California Housing Financing Agency, 1995 Ser B (AMT)
 -------     (AMBAC)....................................................  6.25     08/01/14      2,027,649
                                                                                               -----------

            Public Facilities Revenue (3.2%)
   1,000    Glendale Unified School District, 1994 Ser A COPs (AMBAC)...  6.00     03/01/19      1,059,450
   1,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................  5.375    08/15/18      1,002,600
 -------                                                                                       -----------
   2,000                                                                                         2,062,050
 -------                                                                                       -----------

            Tax Allocation Revenue (25.2%)
   3,000    Bay Area Government Association, Pool 1994 Ser A (FSA)......  6.00     12/15/24      3,192,780
   2,000    Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA)..........  5.75     08/01/23      2,060,700
   2,000    Cerritos Public Finance Authority, Los Coyotes Redev Ser
             1993 A (AMBAC).............................................  5.75     11/01/22      2,062,600
   3,000    Corona Redevelopment Agency, Area A 1994 Refg Ser A
             (FGIC).....................................................  6.25     09/01/13      3,294,990
   3,000    Pittsburg Redevelopment Agency, Los Medanos Refg Ser 1993 A
             (AMBAC)....................................................  5.00     08/01/17      2,898,990
   3,000    Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA).........  5.25     09/01/23      2,958,420
 -------                                                                                       -----------
  16,000                                                                                        16,468,480
 -------                                                                                       -----------

            Transportation Facilities Revenue (8.0%)
            San Francisco Airports Commission, San Francisco Int'l
             Airport
   2,000     Second Ser Refg Issue 4 (MBIA).............................  6.00     05/01/20      2,112,120
   2,000     Second Ser Refg Issue 2 (MBIA).............................  6.75     05/01/20      2,208,820
   1,000    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................  4.75     07/01/23        918,770
 -------                                                                                       -----------
   5,000                                                                                         5,239,710
 -------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (9.0%)
 $ 1,000    Eastern Municipal Water District, Water & Sewer Refg Ser
             1998 A COPs (FGIC).........................................  4.75 %   07/01/23    $   913,610
   2,900    Garden Grove Public Finance Authority, Water Ser 1993
             (FGIC).....................................................  5.50     12/15/23      2,928,565
   2,000    Los Angeles, Wastewater Refg Ser 1993 A (MBIA)..............  5.70     06/01/20      2,054,960
 -------                                                                                       -----------
   5,900                                                                                         5,897,135
 -------                                                                                       -----------

            Other Revenue (3.3%)
   2,000    South Orange County Public Financing District #88-1, 1994
 -------     Ser A (MBIA)...............................................  6.00     09/01/18      2,122,660
                                                                                               -----------

            Refunded (11.8%)
   3,000    Central Coast Water Authority, Ser 1992 (AMBAC).............  6.60     10/04/02+     3,329,100
   3,000    Los Angeles County Transportation Commission, Second Sr Ser
             1992 A (MBIA)..............................................  6.00     07/01/02+     3,247,620
   1,000    Sacramento Municipal Utility District, 1992 Ser B (MBIA)....  6.375    08/15/02+     1,098,690
 -------                                                                                       -----------
   7,000                                                                                         7,675,410
 -------                                                                                       -----------
  61,350    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified
             Cost $57,902,680)..........................................                        63,248,564
 -------                                                                                       -----------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (1.4%)
     900    California Statewide Communities Development Authority, John
 -------     Muir/Mt Diablo Health Ser 1997 (AMBAC) (Demand 05/01/98)
             (Identified Cost $900,000).................................  4.05 *   08/15/27        900,000
                                                                                               -----------

 $62,250    TOTAL INVESTMENTS (Identified Cost $58,802,680) (a)....................    98.4%    64,148,564
 =======

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   1.6      1,036,594
                                                                                      -----    -----------

            NET ASSETS..............................................................  100.0%   $65,185,158
                                                                                      =====    ===========

---------------------

AMT   Alternative Minimum Tax.
COPs  Certificates of Participation.
 +    Prerefunded to call date shown.
 *    Current coupon of variable rate demand obligation.
(a)   The aggregate cost for federal income tax purposes
      approximates identified cost. The aggregate gross unrealized appreciation is $5,409,410 and the aggregate gross
      unrealized depreciation is $63,526, resulting in net
      unrealized appreciation of $5,345,884.

Bond Insurance:
---------------
    AMBAC        AMBAC Indemnity Corporation.
  Connie Lee     Connie Lee Insurance Company.
     FGIC        Financial Guaranty Insurance Company.
     FSA         Financial Security Assurance Inc.
     MBIA        Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $58,802,680)..............................  $64,148,564
Cash........................................................       78,492
Interest receivable.........................................    1,002,389
Deferred organizational expenses............................        6,653
Prepaid expenses............................................       11,588
                                                              -----------

    TOTAL ASSETS............................................   65,247,686
                                                              -----------

LIABILITIES:
Investment management fee payable...........................       21,521
Accrued expenses............................................       41,007
                                                              -----------

    TOTAL LIABILITIES.......................................       62,528
                                                              -----------

    NET ASSETS..............................................  $65,185,158
                                                              ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, none
 issued)....................................................      --
                                                              -----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 4,198,513 shares
 outstanding)...............................................  $59,355,572
Net unrealized appreciation.................................    5,345,884
Accumulated undistributed net investment income.............      329,362
Accumulated net realized gain...............................      154,340
                                                              -----------

    TOTAL NET ASSETS........................................  $65,185,158
                                                              ===========

NET ASSET VALUE PER COMMON SHARE
 ($65,185,158 divided by 4,198,513 common shares
 outstanding)...............................................       $15.53
                                                                   ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $1,788,204
                                                              ----------

EXPENSES
Investment management fee...................................     114,444
Professional fees...........................................      27,739
Shareholder reports and notices.............................      13,011
Registration fees...........................................       8,313
Trustees' fees and expenses.................................       6,828
Transfer agent fees and expenses............................       5,736
Organizational expenses.....................................       3,966
Custodian fees..............................................       1,567
Other.......................................................       2,336
                                                              ----------
    TOTAL EXPENSES..........................................     183,940
Less: expense offset........................................      (1,563)
                                                              ----------

    NET EXPENSES............................................     182,377
                                                              ----------

    NET INVESTMENT INCOME...................................   1,605,827
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................     181,496
Net change in unrealized appreciation.......................     (45,844)
                                                              ----------

    NET GAIN................................................     135,652
                                                              ----------

NET INCREASE................................................  $1,741,479
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX      FOR THE YEAR
                                                       MONTHS ENDED         ENDED
                                                     APRIL 30, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................  $ 1,605,827      $ 3,271,980
Net realized gain (loss).............................      181,496             (377)
Net change in unrealized appreciation................      (45,844)       2,115,361
                                                       -----------      -----------

    NET INCREASE.....................................    1,741,479        5,386,964

Dividends to common shareholders from net investment
 income..............................................   (1,637,479)      (3,402,772)
Decrease from transactions in common shares of
 beneficial interest.................................      (29,498)        (626,777)
                                                       -----------      -----------

    TOTAL INCREASE...................................       74,502        1,357,415

NET ASSETS:
Beginning of period..................................   65,110,656       63,753,241
                                                       -----------      -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $329,362 and $361,014, respectively).............  $65,185,158      $65,110,656
                                                       ===========      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $40,000 which have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998 aggregated $1,895,470 and $2,247,520, respectively.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1998, the Trust had transfer agent fees and expenses payable of approximately $900.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1996...................................  4,245,213    $42,452    $59,969,395
Treasury shares purchased and retired (weighted average
 discount 6.99%)*...........................................    (44,700)      (447)      (626,330)
                                                              ---------    -------    -----------
Balance, October 31, 1997...................................  4,200,513     42,005     59,343,065
Treasury shares purchased and retired (weighted average
 discount 5.09%)*...........................................     (2,000)       (20)       (29,478)
                                                              ---------    -------    -----------
Balance, April 30, 1998.....................................  4,198,513    $41,985    $59,313,587
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $25,900 of which $25,500 will be available through October 31, 2004 and $400 will be available through October 31, 2005, to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 24, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD        PAYABLE
PER SHARE       DATE          DATE
---------   ------------  -------------
 $0.065     May 8, 1998   May 22, 1998
 $0.065     June 5, 1998  June 19, 1998

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                  FOR THE SIX           FOR THE YEAR ENDED OCTOBER 31**        FEBRUARY 28, 1994*
                                                  MONTHS ENDED         ---------------------------------            THROUGH
                                                APRIL 30, 1998**         1997        1996        1995          OCTOBER 31, 1994**
---------------------------------------------------------------------------------------------------------------------------------
                                                  (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........       $ 15.50            $ 15.02      $14.84      $13.15              $14.06
                                                     -------            -------      ------      ------              ------
Net investment income.........................          0.38               0.78        0.78        0.76                0.41
Net realized and unrealized gain (loss).......          0.04               0.50        0.12        1.59               (0.92)
                                                     -------            -------      ------      ------              ------
Total from investment operations..............          0.42               1.28        0.90        2.35               (0.51)
                                                     -------            -------      ------      ------              ------
Less dividends and distributions from:
   Net investment income......................         (0.39)             (0.81)      (0.75)      (0.72)              (0.36)
   Net realized gain..........................            --                 --       (0.01)         --                  --
                                                     -------            -------      ------      ------              ------
Total dividends and distributions.............         (0.39)             (0.81)      (0.76)      (0.72)              (0.36)
                                                     -------            -------      ------      ------              ------
Anti-dilutive effect of acquiring treasury
 shares.......................................            --               0.01        0.04        0.04                0.04
                                                     -------            -------      ------      ------              ------
Offering costs charged against capital........            --                 --          --        0.02               (0.08)
                                                     =======            =======      ======      ======              ======
Net asset value, end of period................       $ 15.53            $ 15.50      $15.02      $14.84              $13.15
                                                     =======            =======      ======      ======              ======
Market value, end of period...................       $14.625            $14.375      $13.50      $12.50              $11.00
                                                     =======            =======      ======      ======              ======
TOTAL INVESTMENT RETURN+......................          4.42%(1)          12.64%      14.33%      20.51%             (24.55)%(1)

RATIOS TO AVERAGE NET ASSETS:
Total expenses................................          0.56%(2)           0.56%(3)    0.58%(3)    0.72%(3)            0.65%(2)
Net investment income.........................          4.91%(2)           5.14%       5.22%       5.35%               4.45%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.......       $65,185            $65,111     $63,753     $64,469             $58,822
Portfolio turnover rate.......................             3%(1)             --          --           3%                 --

---------------------
 *   Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


INTERCAPITAL
INSURED
CALIFORNIA
MUNICIPAL
SECURITIES

Semiannual Report
April 30, 1998